Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V and

Ameritas Variable Separate Account VA-2

Supplement to:

Overture Medley®

Prospectus Dated May 1, 2016

Excel Performance VUL

Prospectus Dated May 1, 2019

Medley! and Ameritas Performance II VUL

Prospectuses Dated May 1, 2021

Supplement Dated February 14, 2022

On January 1, 2022, Parametric Portfolio Associates LLC was added as a sub-adviser to the Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio and the Calvert VP Volatility Managed Growth Portfolio (each individually "Portfolio"). Therefore, effective January 1, 2022, Parametric Portfolio Associates LLC is added as a sub-adviser to the Portfolio Subaccount Investment Option in your Policy prospectus.

Effective on or about April 29, 2022, the Invesco V.I. International Growth Fund (the "Fund") will be renamed Invesco V.I. EQV International Equity Fund. Therefore, on or about April 29, 2022, this name change is applicable to all references to the Fund and its associated Subaccount Investment Option in your prospectus and supporting materials.

All other provisions remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2615 2-22